Provisions and contingencies	12 Months Ended
Dec. 31, 2019
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
Provisions and contingencies
Provisions and contingencies

(in thousands of USD)	Onerous contract	Total

Balance at January 1, 2018	—	—

Assumed in a business combination (Note 25)	5,303	5,303
Provisions used during the year	(38)	(38)
Balance at December 31, 2018	5,265	5,265

Non-current	4,288	4,288
Current	977	977
Total	5,265	5,265

Balance at January 1, 2019	5,265	5,265

Adoption IFRS 16	(3,049)	(3,049)
Provisions used during the year	(447)	(447)
Balance at December 31, 2019	1,769	1,769

Non-current	1,381	1,381
Current	388	388
Total	1,769	1,769

In 2004, Gener8 Maritime Subsidiary II Inc. entered into a non-cancellable lease for office space. This lease started on December 1, 2004 and would have expired on September 30, 2020. On July 14, 2015 this lease was extended for an additional 5 years until September 30, 2025. The facilities have been sub-let starting on December 1, 2018 for the remaining lease term, but changes in market conditions have meant that the rental income is lower than the rental expense. The obligation for the future payments, net of expected rental income, has been provided for. $3.0 million of the provision was reclassified to right-of-use assets as part of the adoption of IFRS 16 on January 1, 2019.

Furthermore, the Group is involved in a number of disputes in connection with its day-to-day activities, both as claimant and defendant. Such disputes and the associated expenses of legal representation are covered by insurance. Moreover, they are not of a magnitude that lies outside the ordinary, and their scope is not of such a nature that they could jeopardize the Group's financial position.